Intangible assets, Net (Tables)	12 Months Ended
Mar. 31, 2025
Goodwill and Intangible Assets Disclosure [Abstract]
Schedule of Intangible Assets

As of March 31, 2025 and 2024, intangible assets consisted of the following:

	March 31,
	2025	2024
Patents	¥2,101	¥2,101
Trademarks	773	-
Software - WIP	4,691	-
Total intangible assets	7,565	2,101
Less: Accumulated amortization	(461)	(139)
Total intangible assets, net	¥7,104	¥1,962